                                                                    Exhibit 10.6


                                 TRUST AGREEMENT


      THIS AGREEMENT OF TRUST (the "Agreement") effective the 1st day of January, 2002, by and between DYNEGY INC. (the "Company"), and VANGUARD FIDUCIARY TRUST COMPANY, a trust company incorporated under Chapter 10 of the Pennsylvania Banking Code (the "Trustee"),

                                   WITNESSETH

      WHEREAS, the Company has adopted and is maintaining the ILLINOIS POWER COMPANY INCENTIVE SAVINGS PLAN FOR EMPLOYEES COVERED UNDER A COLLECTIVE BARGAINING AGREEMENT (the "Plan") for the exclusive benefit of its eligible Employees; and

      WHEREAS, the Dynegy Inc. Benefit Plans Committee (the "Plan
Administrator") is the fiduciary named in the Plan as having the authority to control and manage the operation and administration of the Plan;

      WHEREAS, the Company and the Trustee deem it necessary and desirable to enter into a written agreement of trust;

      NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby agree and declare as follows:

                                    ARTICLE I

                           ESTABLISHMENT OF THE TRUST

      Section 1.1. The Company and the Trustee hereby agree to the establishment of a trust consisting of such sums as shall from time to time be paid to the Trustee under the Plan and such earnings, income and appreciation as may accrue thereon, which, less payments made by the Trustee to carry out the purposes of the Plan, are referred to herein as the "Fund." The Trustee shall carry out the duties and responsibilities herein specified, but shall be under no duty to determine whether the amount of any contribution by the Company or any Participant is in accordance with the terms of the Plan nor shall the Trustee be responsible for the collection of any contributions required under the Plan.

      Section 1.2. The Fund shall be held, invested, reinvested and administered by the Trustee in accordance with the terms of the Plan and this Agreement solely in the interest of Participants and their beneficiaries and for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan. Except as provided in Section 6.2, no assets of the Plan shall inure to the benefit of the Company.

      Section 1.3. The Trustee shall pay benefits and expenses from the Fund only upon the written direction of the Plan Administrator. The Trustee shall be fully entitled to rely on such directions furnished by the Plan Administrator, and shall be under no duty to ascertain whether the directions are in accordance with the provisions of the Plan.

                                   ARTICLE II

                             INVESTMENT OF THE FUND

      Section 2.1. The Plan Administrator shall have the exclusive authority and discretion to select the investment funds ("Investment Funds") available for investment under the Plan. In making such selection, the Plan Administrator shall use the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. The available investments under the Plan shall be sufficiently diversified so as to seek to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do


                                      Pg. 2
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so. The Company shall notify the Trustee in writing of the selection of the
Investment Funds currently available for investment under the Plan, and any changes thereto. The Plan Administrator may also direct the Trustee from time to time to cause assets in the Fund to be delivered to the trustee under that certain Master Trust Agreement of even date herewith between Dynegy Inc. and Vanguard Fiduciary Trust Company (the "Master Trust Agreement") establishing a master trust (the "Master Trust"), and to cause such assets to be held, administered and invested pursuant to the Master Trust Agreement. The Master Trust is hereby adopted as a part of this Agreement and the Plan.

      Section 2.2. Except as otherwise provided in the Plan, each Participant shall have the exclusive right, in accordance with the provisions of the Plan, to direct the investment by the Trustee of all amounts allocated to the separate accounts of the Participant under the Plan among any one or more of the available Investment Funds. All investment directions by Participants shall be timely furnished to the Trustee by the Plan Administrator, except to the extent such directions are transmitted telephonically or otherwise by Participants directly to the Trustee or its delegate in accordance with rules and procedures established and approved by the Plan Administrator and communicated to the Trustee. In making any investment of the assets of the Fund, the Trustee shall be fully entitled to rely on such directions furnished to it by the Plan Administrator or by Participants in accordance with the Plan Administrator's approved rules and procedures, and shall be under no duty to make any inquiry or investigation with respect thereto. The Plan Administrator may designate a default fund under the Plan in which the Trustee shall deposit contributions to the Fund on behalf of Participants who have been identified by the Plan Administrator as having not specified investment choices under the Plan. If the Trustee receives any contribution under the Plan that is not accompanied by instructions directing its investment, the Trustee shall immediately notify the Plan Administrator of that fact, and the Trustee may, in its discretion, hold or return all or a portion of the contribution uninvested without liability for loss of income or appreciation pending receipt of proper investment directions (which proper investment directions shall include the designation of a default fund as



                                      Pg. 3

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provided in the preceding sentence). Otherwise, it is specifically intended under the Plan and this Agreement that the Trustee shall have no discretionary authority to determine the investment of the assets of the Fund.

      Section 2.3. Subject to the provisions of Sections 2.1 and 2.2, the Trustee shall have the authority, in addition to any authority given by law, to exercise the following powers in the administration of the Trust:

             (a) to invest and reinvest all or a part of the Fund in accordance with Participants' investment directions in any available Investment Fund selected by the Plan Administrator without restriction to investments authorized for fiduciaries, including, without limitation on the amount that may be invested therein, any common, collective or commingled trust fund maintained by the Trustee. Any investment in, and any terms and conditions of, any common, collective or commingled trust fund available only to employee trusts which meets the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or corresponding provisions of subsequent income tax laws of the United States, shall constitute an integral part of this Agreement and the Plan;

             (b) to dispose of all or any part of the investments, securities, or other property which may from time to time or at any time constitute the Fund in accordance with the investment directions by Participants furnished to it pursuant to Section 2.2 or the written directions by the Plan Administrator furnished to it pursuant to Section 1.3, and to make, execute and deliver to the purchasers thereof good and sufficient deeds of conveyance therefor, and all assignments, transfers and other legal instruments, either necessary or convenient for passing the title and ownership thereto, free and discharged of all trusts and without liability on the part of such purchasers to see to the application of the purchase money;

             (c) to hold cash uninvested to the extent necessary to pay benefits or expenses of the Plan;


                                      Pg. 4

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             (d) to cause any investment of the Fund to be registered in the name of the Trustee or the name of its nominee or nominees or to retain such investment unregistered or in a form permitting transfer by delivery; provided that the books and records of the Trustee shall at all times show that all such investments are part of the Fund;

             (e) except as provided in Section 5.2 and except as provided further in Article IV hereof with respect to shares of common stock of the Company ("Company Stock") that are held by the Fund, to vote in person or by proxy with respect to all mutual fund shares which are held by the Plan (other than mutual fund shares acquired at the direction of a Participant pursuant to an individual brokerage account option that is an investment alternative under the Plan) solely in accordance with directions furnished to it by the Plan Administrator, and to vote in person or by proxy and to make all tender offer decisions with respect to all other securities credited to a Participant's separate accounts under the Plan solely in accordance with directions furnished to it by the Participant;

             (f) upon the written direction of the Plan Administrator, to apply for, purchase, hold or transfer any life insurance, retirement income, endowment or annuity contract;

             (g) with the consent of the Plan Administrator, to consult and employ any suitable agent to act on behalf of the Trustee and to contract for legal, accounting, clerical and other services deemed necessary by the Trustee to manage and administer the Fund according to the terms of the Plan and this Agreement;

             (h) upon the written direction of the Plan Administrator, to make loans from the Fund to Participants in amounts and on terms approved by the Plan Administrator in accordance with the provisions of the Plan; provided that the Company shall have the



                                      Pg. 5

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        responsibility for collecting all loan repayments required to be made under the Plan and for furnishing the Trustee with copies of all promissory notes evidencing such loans; and

             (i) to pay from the Fund all taxes imposed or levied with respect to the Fund or any part thereof under existing or future laws, and to contest the validity or amount of any tax, assessment, claim or demand respecting the Fund or any part thereof.

      Section 2.4. Except as may be authorized by regulations promulgated by the Secretary of Labor, the Trustee shall not maintain the indicia of ownership in any assets of the Fund outside of the jurisdiction of the district courts of the United States.

                                   ARTICLE III

                           DUTIES AND RESPONSIBILITIES

      Section 3.1. The Trustee, the Company and the Plan Administrator shall each discharge their assigned duties and responsibilities under this Agreement and the Plan solely in the interest of Participants and their beneficiaries in the following manner:

             (a) for the exclusive purpose of providing benefits to Participants and their beneficiaries and defraying reasonable expenses of administering the Plan;

             (b) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

             (c) by diversifying the available investments under the Plan so as to seek to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and



                                      Pg. 6

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             (d) in accordance with the provisions of the Plan and this Trust
        Agreement insofar as they are consistent with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      Section 3.2. The Trustee shall keep full and accurate accounts of all receipts, investments, disbursements and other transactions hereunder, including such specific records as may be agreed upon in writing between the Company and the Trustee. All such accounts, books and records shall be open to inspection and audit at all reasonable times by any authorized representative of the Company or the Plan Administrator. A Participant may examine only those individual account records pertaining directly to him.

      Section 3.3. Within 120 days after the end of each Plan Year or within 120 days after its removal or resignation, the Trustee shall file with the Plan Administrator a written account of the administration of the Fund showing all transactions effected by the Trustee subsequent to the period covered by the last preceding account to the end of such Plan Year or date of removal or resignation and all property held at its fair market value at the end of the accounting period. Upon approval of such accounting by the Plan Administrator, neither the Company nor the Plan Administrator shall be entitled to any further accounting by the Trustee except in the case of manifest error. The Plan Administrator may approve such accounting by written notice of approval delivered to the Trustee or by failure to express objection to such accounting in writing delivered to the Trustee within one year from the date on which the accounting is delivered to the Plan Administrator.

      Section 3.4. In accordance with the terms of the Plan, the Trustee shall open and maintain separate accounts in the name of each Participant in order to record all contributions by or on behalf of the Participant under the Plan and any earnings, losses and expenses attributable thereto. The Plan Administrator shall furnish the Trustee with written instructions enabling the Trustee to allocate properly all contributions and other amounts under the Plan to the separate


                                      Pg. 7

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accounts of Participants. In making such allocation, the Trustee shall be fully entitled to rely on the instructions furnished by the Plan Administrator and shall be under no duty to make any inquiry or investigation with respect thereto.

      Section 3.5. The Trustee shall furnish each Participant with statements quarterly, as soon as reasonably practicable but in no event more than 30 days after the last day of each fiscal quarter, reflecting the then current fair market value of the Participant's separate accounts under the Plan as of the end of such quarter.

      Section 3.6. The Trustee shall not be required to determine the facts concerning the eligibility of any Participant to participate in the Plan, the amount of benefits payable to any Participant or beneficiary under the Plan, or the date or method of payment or disbursement. The Trustee shall be fully entitled to rely solely upon the written advice and directions of the Plan Administrator as to any such question of fact.

      Section 3.7. Unless resulting from the Trustee's negligence, willful misconduct, lack of good faith, or breach of its duties or obligations under this Agreement or ERISA, the Company shall indemnify and save harmless the Trustee from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees incident to any suit, action, investigation, claim or proceedings suffered, sustained, incurred or required to be paid by the Trustee in connection with the Plan or this Agreement.

      Section 3.8. The Trustee shall indemnify and save harmless the Company, the Plan, and the Plan Administrator from, against, for and in respect of any and all damages, losses, obligations, liabilities, liens, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees, incident to any suit, action, investigation, claim or proceedings



                                      Pg. 8

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suffered, sustained, or incurred as a result of the Trustee's negligence, willful misconduct, lack of good faith, or breach of its duties or obligations under this Agreement or ERISA.

                                 ARTICLE IV

                   VOTING AND OTHER RIGHTS OF COMPANY STOCK

      Section 4.1. Each Participant or Beneficiary of a deceased Participant (referred to herein collectively as Participant) shall have the right to direct the Trustee as to the manner of voting and the exercise of all other rights which a shareholder of record has with respect to shares (and fractional shares) of Company Stock which have been allocated to the Participant's separate account including, but not limited to, the right to sell or retain shares in a public or private tender offer.

      Section 4.2. All shares (and fractional shares) of Company Stock for which the Trustee has not received timely Participant directions, and shares which have not been allocated to Participants' accounts ("unallocated shares"), shall be voted or exercised by the Trustee in the same proportion as the shares (and fractional shares) of Company Stock for which the Trustee received timely Participant directions, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA. All reasonable efforts shall be made to inform each Participant that shares of Company Stock for which the Trustee does not receive Participant direction, and unallocated shares, shall be voted pro rata in proportion to the shares for which the Trustee has received Participant direction.

       Section 4.3. Notwithstanding anything to the contrary, in the event of a tender offer for Company Stock, the Trustee shall interpret a Participant's silence as a direction not to tender the shares of Company Stock allocated to the Participant's separate account and, therefore, the Trustee shall not tender any such allocated shares (or fractional shares) of Company Stock for which it does not receive timely directions to tender such shares (or fractional shares) from Participants, except in the case where to do so would be inconsistent with the provisions of Title


                                      Pg. 9

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I of ERISA. Furthermore, tender offer materials provided to Participants shall specifically inform Participants that the Trustee shall interpret a Participant's silence as a direction not to tender the Participant's shares of Company Stock. With respect to unallocated shares, the Trustee shall tender a number of such shares that is in the same proportion to the total number of unallocated shares as the number of allocated shares directed to be tendered by Participants bears to the total number of shares allocated to the separate accounts of Participants, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA.

      Section 4.4. Each Participant exercising his authority under this Article shall be considered a named fiduciary of the Plan within the meaning of ERISA
Section 402(a)(2) with respect to the voting directions or response to an offer provided by the Participant (including in the case where a Participant's silence is treated by the Trustee as a direction not to tender as provided under Section
4.3 hereof).

      Section 4.5. Information relating to the purchase, holding and sale of securities and the exercise of voting, tender and other similar rights with respect to Company Stock by Participants and beneficiaries shall be maintained in accordance with procedures that are designed to safeguard the confidentiality of such information, except to the extent necessary to comply with Federal laws or State laws not preempted by ERISA. The Trustee shall be the fiduciary who is responsible for ensuring that such procedures are sufficient to safeguard the confidentiality of the information described above and that such procedures are followed.

                                    ARTICLE V

                       APPOINTMENT OF INVESTMENT MANAGERS

      Section 5.1. The Plan Administrator may appoint one or more Investment Managers with respect to some or all of the assets of the Fund as contemplated by section 402(c)(3) of ERISA. Any such investment manager shall acknowledge to the Plan Administrator in writing that it accepts such appointment and that it is an ERISA fiduciary with respect to the Plan and the



                                     Pg. 10


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Fund. The Plan Administrator shall provide the Trustee with a copy of the written agreement (and any amendments thereto) between the Plan Administrator and the Investment Manager. By notifying the Trustee of the appointment of an Investment Manager, the Plan Administrator shall be deemed to certify that such Investment Manager meets the requirements of section 3(38) of ERISA. The authority of the Investment Manager shall continue until the Plan Administrator rescinds the appointment or the Investment Manager has resigned.

      Section 5.2. The assets with respect to which a particular Investment Manager has been appointed shall be specified by the Plan Administrator and shall be segregated in a separate account for the Investment Manager (the "Separate Account") and the Investment Manager shall have the power to direct the Trustee in every aspect of the investment of the assets of the Separate Account. The Investment Manager shall be responsible for making any proxy voting or tender offer decisions with respect to securities held in the Separate Account and the Investment Manager shall maintain a record of the reasons for the manner in which it voted proxies or responded to tender offers. The Trustee shall not be liable for the acts or omissions of an Investment Manager and shall have no liability or responsibility for acting or not acting pursuant to the direction of, or failing to act in the absence of, any direction from an Investment Manager, unless the Trustee knows that by such action or failure to act it would be itself committing a breach of fiduciary duty or participating in a breach of fiduciary duty by such Investment Manager, it being the intention of the parties that the Trustee shall have the full protection of section 405(d) of ERISA.

                                   ARTICLE VI

                            PROHIBITION OF DIVERSION

      Section 6.1. Except as provided in Section 6.2 of this Article, at no time prior to the satisfaction of all liabilities with respect to Participants and their beneficiaries under the Plan shall any part of the corpus or income of the Fund be used for, or diverted to, purposes other


                                     Pg. 11

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than for the exclusive benefit of Participants or their beneficiaries, or for defraying reasonable expenses of administering the Plan.

      Section 6.2. The provisions of Section 6.1 notwithstanding, contributions made by the Company under the Plan may be returned to the Company under the following conditions:

             (a) If a contribution is made by mistake of fact, such contribution may be returned to the Company within one year of the payment of such contribution;

             (b) Contributions to the Plan are specifically conditioned upon their deductibility under the Code. To the extent a deduction is disallowed for any such contribution, it may be returned to the Company within one year after the disallowance of the deduction. Contributions which are not deductible in the taxable year in which made but are deductible in subsequent taxable years shall not be considered to be disallowed for purposes of this subsection; and

             (c) Contributions to the Plan are specifically conditioned on initial qualification of the Plan under the Code. If the Plan is determined to be disqualified, contributions made in respect of any period subsequent to the effective date of such disqualification may be returned to the Company within one year after the date of denial of qualification.

                                   ARTICLE VII

                COMMUNICATION WITH PLAN ADMINISTRATOR AND COMPANY

      Section 7.1. Whenever the Trustee is permitted or required to act upon the directions or instructions of the Plan Administrator, the Trustee shall be entitled to act upon any written communication signed by any person or agent designated to act as or on behalf of the Plan Administrator. Such person or agent shall be so designated either under the provisions of the Plan or in writing by the Company and their authority shall continue until revoked in writing.


                                     Pg. 12

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The Trustee shall incur no liability for failure to act on such person's or agent's instructions or orders without written communication, and the Trustee shall be fully protected in all actions taken in good faith in reliance upon any instructions, directions, certifications and communications believed to be genuine and to have been signed or communicated by the proper person.

      Section 7.2. The Company shall notify the Trustee in writing as to the appointment, removal or resignation of any person designated to act as or on behalf of the Plan Administrator. After such notification, the Trustee shall be fully protected in acting upon the directions of, or dealing with, any person designated to act as or on behalf of the Plan Administrator until it receives notice to the contrary. The Trustee shall have no duty to inquire into the qualifications of any person designated to act as or on behalf of the Plan Administrator.

                                  ARTICLE VIII

                             TRUSTEE'S COMPENSATION

      Section 8.1. The Trustee shall be entitled to reasonable compensation for its services as is agreed upon with the Company. If approved by the Plan Administrator, the Trustee shall also be entitled to reimbursement for all direct expenses properly and actually incurred on behalf of the Plan. Such compensation or reimbursement shall be paid to the Trustee out of the Fund unless paid directly by the Company.

                                   ARTICLE IX

                       RESIGNATION AND REMOVAL OF TRUSTEE

      Section 9.1. The Trustee may resign at any time by written notice to the Company which shall be effective 45 days after delivery unless prior thereto a successor trustee shall have been appointed.



                                     Pg. 13

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      Section 9.2. The Trustee may be removed by the Company at any time upon 30 days written notice to the Trustee; such notice, however, may be waived by the Trustee.

      Section 9.3. The appointment of a successor trustee hereunder shall be accomplished by and shall take effect upon the delivery to the resigning or removed Trustee, as the case may be, of written notice of the Company appointing such successor trustee, and an acceptance in writing of the office of successor trustee hereunder executed by the successor so appointed. Any successor trustee may be either a corporation authorized and empowered to exercise trust powers or one or more individuals. All of the provisions set forth herein with respect to the Trustee shall relate to each successor trustee so appointed with the same force and effect as if such successor trustee had been originally named herein as the Trustee hereunder. If within 45 days after notice of resignation shall have been given under the provisions of this Article a successor trustee shall not have been appointed, the resigning Trustee or the Company may apply to any court of competent jurisdiction for the appointment of a successor trustee.

      Section 9.4. Upon the appointment of a successor trustee, the resigning or removed Trustee shall transfer and deliver the Fund to such successor trustee, after reserving such reasonable amount as the Plan Administrator shall authorize to provide for the Trustee's expenses in the settlement of its account, the amount of any compensation due to it and any sums chargeable against the Fund for which it may be liable. If the sums so reserved are not sufficient for such purposes, the resigning or removed Trustee shall be entitled to reimbursement for any deficiency from the successor trustee and the Company who shall be jointly and severally liable therefor.

                                    ARTICLE X

                               INSURANCE COMPANIES



                                     Pg. 14

      Section 10.1. If any contract issued by an insurance company shall form a part of the Trust assets, the insurance company shall not be deemed a party to this Agreement. A certification in writing by the Trustee as to the occurrence of any event contemplated by this Agreement or the Plan shall be conclusive evidence thereof and the insurance company shall be protected in relying upon such certification and shall incur no liability for so doing. With respect to any action under any such contract, the insurance company may deal with the Trustee as the sole owner thereof and need not see that any action of the Trustee is authorized by this Agreement or the Plan. Any change made or action taken by an insurance company upon the direction of the Trustee shall fully discharge the insurance company from all liability with respect thereto, and it need not see to the distribution or further application of any moneys paid by it to the Trustee or paid in accordance with the direction of the Trustee.


                                     Pg. 15

                                   ARTICLE XI

                 AMENDMENT AND TERMINATION OF THE TRUST AND PLAN

      Section 11.1. The Company may, by delivery to the Trustee of an instrument in writing, amend, terminate or partially terminate this Agreement at any time; provided, however, that no amendment shall increase the duties or liabilities of the Trustee without the Trustee's consent; and, provided further, that no amendment shall divert any part of the Fund to any purpose other than providing benefits to Participants and their beneficiaries or defraying reasonable expenses of administering the Plan.

      Section 11.2. If the Plan is terminated in whole or in part, or if the Company permanently discontinues its contributions to the Plan, the Trustee shall distribute the Fund or any part thereof in such manner and at such times as the Plan Administrator shall direct in writing. In the absence of receipt of such written directions within 90 days after the effective date of such termination, the Trustee shall distribute the Fund in accordance with the provisions of the Plan.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

      Section 12.1. Unless the context of this Agreement clearly indicates otherwise, the terms defined in the Plan shall, when used herein, have the same meaning as in the Plan.

      Section 12.2. Except as otherwise required in the case of any qualified domestic relations order within the meaning of Section 414(p) of the Code, the benefits or proceeds of any allocated or unallocated portion of the assets of the Fund and any interest of any Participant or beneficiary arising out of or created by the Plan either before or after the Participant's retirement shall not



                                     Pg. 16

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be subject to execution, attachment, garnishment or other legal or judicial process whatsoever by any person, whether creditor or otherwise, claiming against such Participant or beneficiary. No Participant or beneficiary shall have the right to alienate, encumber or assign any of the payments or proceeds or any other interest arising out of or created by the Plan and any action purporting to do so shall be void. The provisions of this Section shall apply to all Participants and beneficiaries, regardless of their citizenship or place of residence.

      Section 12.3. Nothing contained in this Agreement or in the Plan shall require the Company to retain any Employee in its service.

      Section 12.4. Any person dealing with the Trustee may rely upon a copy of this Agreement and any amendments thereto certified to be true and correct by the Trustee.

      Section 12.5. The Trustee hereby acknowledges receipt of a copy of the Plan. The Company will cause a copy of any amendment to the Plan to be delivered to the Trustee.




                      {REMAINDER INTENTIONALLY LEFT BLANK}



                                     Pg. 17

      Section 12.6. The construction, validity and administration of this Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, except to the extent that such laws have been specifically superseded by ERISA.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Attest:                          DYNEGY INC.


/s/ Randy Cater                  By: /s/ Jane D. Jones
--------------------------           -----------------------------------
                                 Title: VP, Rewards & Technology
                                        -------------------------------


Attest:                          VANGUARD FIDUCIARY TRUST COMPANY


/s/ Cherrie Baxter               By: /s/ Dennis Simmons
--------------------------           -----------------------------------
                                 Title:  PRINCIPAL
                                         -------------------------------



                                     Pg. 18